LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 1, 2016

TO THE SUMMARY PROSPECTUS OF QS GROWTH FUND

DATED JUNE 1, 2016

The information in this supplement is effective through June 30, 2016.

The following information is added to the cover page of the QS Growth Fund’s Summary Prospectus:

Share class (Symbol): B (SCHBX)

The following information is added to the section of the QS Growth Fund’s Summary Prospectus titled “Fees and expenses of the fund”:

The fund no longer offers Class B or Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges until on or about June 28, 2016.

All outstanding Class B shares of the fund will be converted into Class A shares of the fund as soon as practicable on or about June 30, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), the fund will no longer offer Class B shares for incoming exchanges.

Shareholder fees
(fees paid directly from your investment)
Class B
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	5.00
Small account fee[2]	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Class B
Management fees	None
Distribution and/or service (12b-1) fees	1.00
Other expenses	0.52
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79
Total annual fund operating expenses[3]	2.31

[1]	Maximum deferred sales charge (load) may be reduced over time.

[2]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports because the ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class B (with redemption at end of period)	734	1,021	1,335	2,400
Class B (without redemption at end of period)	234	721	1,235	2,400

The following information is added to the section of the QS Growth Fund’s Summary Prospectus titled “Performance”:

Average annual total returns (%)
(for periods ended December 31, 2015)
	1 year	5 years	10 years
Other Classes (Return before taxes only)
Class B	(7.90)	6.28	3.62

The following information is added to the section of the QS Growth Fund’s Summary Prospectus titled “Purchase and sale of fund shares”:

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
Class B1
General	1,000/50
Uniform Gifts or Transfers to Minor Accounts	1,000/50
IRAs	250/50
SIMPLE IRAs	None/None
Systematic Investment Plans	50/50
Clients of Eligible Financial Intermediaries	N/A
Eligible Investment Programs	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	N/A
Other Retirement Plans	None/None
Institutional Investors	1,000/50

[1]

Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges until on or about June 28, 2016. All outstanding Class B shares of the fund will be converted into Class A shares of the fund as soon as practicable on or about June 30, 2016 (the “Conversion Date”). Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), the fund will no longer offer Class B shares for incoming exchanges.

Please retain this supplement for future reference.

QSIN277859

2